                                                                    EXHIBIT 99.2

                             LETTER OF TRANSMITTAL

TO TENDER UP TO $62.5 MILLION AGGREGATE PRINCIPAL AMOUNT OF 4 1/4% CONVERTIBLE
                       SUBORDINATED DEBENTURES DUE 2000
                                      OF
                               BELL SPORTS CORP.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED: JUNE 30, 1998


 THE TENDER OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 29, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF DEBENTURES MUST TENDER THEIR DEBENTURES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION. TENDERED DEBENTURES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.

                    The Depositary for the Tender Offer is:

                         HARRIS TRUST AND SAVINGS BANK

              By Mail:                   Facsimile Transmission:        By Overnight Courier or by Hand:
              --------                   -----------------------        --------------------------------
c/o Harris Trust Company of New York
                                     (For Eligible Institutions Only) c/o Harris Trust Company of New York
        Wall Street Station                   (212) 701-7636               88 Pine Street, 19th Floor
        Post Office Box 1023              Confirm by Telephone:             New York, New York 10005
                                          ---------------------
   New York, New York 10268-1023              (212) 701-7624            Att'n: Reorganization Department

  DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Purchase.

                           DESCRIPTION OF DEBENTURES
-------------------------------------------------------------------------------

NAME(S) AND
ADDRESS(ES)
    OF
 HOLDER(S)                         AGGREGATE
  (PLEASE                      PRINCIPAL AMOUNT
FILL IN, IF     CERTIFICATE       REPRESENTED    PRINCIPAL AMOUNT
  BLANK)         NUMBERS*      BY CERTIFICATE(S)    TENDERED**
-----------------------------------------------------------------
                                       --------------------------
                                       --------------------------
                                       --------------------------
                                       --------------------------
                                       --------------------------
             TOTAL PRINCIPAL
                  AMOUNT
              OF DEBENTURES

-------------------------------------------------------------------------------
  * Need not be completed by Holders (as defined) tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer.
 ** Unless otherwise indicated in the column labeled "Principal Amount
    Tendered" and upon the terms and subject to the conditions of the Offer to Purchase, a Holder will be deemed to have tendered with respect to the entire aggregate principal amount represented by the Debentures indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 2 below.

List above the Debentures to which this Letter of Transmittal relates. If the space provided above is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

  ANY QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION (THE "DEALER MANAGER"), WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL. REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO GEORGESON & COMPANY, INC., WHICH IS ACTING AS INFORMATION AGENT FOR THE TENDER OFFER, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

  The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE TENDER OFFER MUST VALIDLY TENDER (OR RETENDER IF SUCH HOLDERS HAVE PREVIOUSLY WITHDRAWN) THEIR DEBENTURES TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

  This Letter of Transmittal is to be used by Holders of Debentures issued under the Indenture, dated as of November 15, 1993 (CUSIP No. 077903AA0), of Bell Sports Corp., a Delaware corporation. This Letter of Transmittal is to be used by such Holders if: (i) certificates representing Debentures are to be physically delivered to the Depositary herewith by such Holders, (ii) tender of Debentures is to be made by book-entry transfer to the Depositary's account at DTC, pursuant to the procedures set forth in the Offer to Purchase under the caption "The Tender Offer-Procedures for Tendering Debentures-Book-Entry Delivery," or (iii) tender of Debentures is to be made according to the guaranteed delivery procedures set forth under the caption "The Tender Offer-Procedures for Tendering Debentures-Guaranteed Delivery" in the Offer to Purchase.

  A DTC participant tendering through ATOP, in order to make a valid tender, must also properly complete and duly execute this Letter of Transmittal (or Agent's Message in lieu thereof) and deliver it to the Depositary. Delivery of documents to DTC does not constitute delivery to the Depositary.

  IN THE EVENT THAT THE TENDER OFFER IS WITHDRAWN OR OTHERWISE NOT COMPLETED, THE TENDER OFFER CONSIDERATION WILL NOT BE PAID OR BECOME PAYABLE TO HOLDERS OF THE DEBENTURES WHO HAVE VALIDLY TENDERED THEIR DEBENTURES IN CONNECTION WITH THE TENDER OFFER, AND ANY TENDERED DEBENTURES WILL BE RETURNED.

  THE TENDER OFFER IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER TO PURCHASE AND HEREIN. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

  The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Tender Offer.

  Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Dealer Manager, whose address and telephone number appear on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to Georgeson & Company, Inc., which is acting as information agent for the Tender Offer, whose address and telephone number appear on the back cover of this Letter of Transmittal. See Instruction 10 below.

[_]CHECK HERE IF CERTIFICATES REPRESENTING TENDERED DEBENTURES ARE ENCLOSED
   HEREWITH.

[_]CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

  Name of tendering institution ______________________________________________

    [_] DTC Account No. _____________________________________________________

    [_] DTC Transaction Code No. ____________________________________________

[_]CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name of Holder(s): _________________________________________________________

  Window Ticket No. (if any) _________________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Eligible Institution that Guaranteed Delivery: _____________________

    [_] DTC Account No. _____________________________________________________

    [_] DTC Transaction Code No. ____________________________________________

    If Holders desire to tender Debentures pursuant to the Tender Offer and
  (i) certificates representing such Debentures are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Debentures and all other required documents to reach the Depositary prior to the Expiration Date, or
  (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Debentures in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Tender Offer-Procedures for Tendering Debentures-Guaranteed Delivery." See Instruction 1 below.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase dated June 30, 1998 (the "Offer to Purchase") of Bell Sports Corp., a Delaware corporation ("Bell Sports"), relating to Bell Sports' 4 1/4% Convertible Subordinated Debentures due 2000 (the "Debentures") and this Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer Documents"), which together constitute Bell Sports' offer (the "Tender Offer") to purchase for cash up to $62.5 million aggregate principal amount of the Debentures, upon the terms and subject to the conditions set forth in the Offer Documents. The Debentures were issued in November 1993 in an aggregate principal amount of $86,250,000, all of which was outstanding as of June 30, 1998.

  Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to Bell Sports the principal amount of Debentures indicated above.

  Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Debentures tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Bell Sports all right, title and interest in and to the Debentures that are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Bell Sports) with respect to such Debentures, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Debentures and all evidences of transfer and authenticity to, or transfer ownership of, such Debentures on the account books maintained by DTC to, or upon the order of, Bell Sports, (ii) present such Debentures for transfer of ownership on the books of the relevant security registrar, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures, all in accordance with the terms of and conditions to the Tender Offer as described in the Offer to Purchase.

  The undersigned understands that tenders of Debentures may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date, and, thereafter, if the Tender Offer is terminated without any Debentures being purchased thereunder and as set forth below. In the event of a termination of the Tender Offer, certificates representing Debentures tendered pursuant to the Tender Offer will be returned to the tendering Holder promptly (or in the case of Debentures tendered by book-entry transfer, such Debentures will be credited to the account maintained at DTC from which such Debentures were delivered). If, prior to the Expiration Date, Bell Sports increases the percentage of Debentures being sought, or increases or decreases the Tender Offer Consideration, any such changes in such percentage or consideration would be applicable to all Holders whose Debentures are accepted for payment pursuant to the Tender Offer. In addition, in any of the foregoing events, if at the time notice of any such change is first published, sent or given to Holders, the Tender Offer is scheduled to expire at any time prior to the tenth business day from and including the date that such notice is first published, sent or given, the Tender Offer would be extended at least until the expiration of such ten business day period.

  The undersigned understands that valid tenders of Debentures pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Bell Sports upon the terms and subject to the conditions of the Tender Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby, and that when such Debentures are accepted for purchase and payment by Bell Sports, Bell Sports will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by Bell Sports to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby.

  For purposes of the Tender Offer, the undersigned understands that Bell Sports will be deemed to have accepted for purchase validly tendered Debentures (or defectively tendered Debentures with respect to which Bell Sports has waived such defect), if, as and when Bell Sports gives oral (confirmed in writing) or written notice thereof to the Depositary.

  The undersigned understands that, under certain circumstances and subject to certain conditions of the Tender Offer (each of which Bell Sports may waive) set forth in the Offer to Purchase, Bell Sports would not be required to accept for purchase any of the Debentures tendered and may accept for purchase tendered Debentures on a Pro Rata Acceptance (as defined in the Offer to Purchase) basis. Any Debentures not accepted for purchase will be returned promptly to the undersigned at the address set forth above (or in the case of Debentures tendered by book-entry transfer, such Debentures will be credited to the account maintained at DTC from which such Debentures were delivered), unless otherwise indicated herein under "Special Delivery Instructions" below.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

  The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Depositary, until receipt by the Depositary (whether through DTC's ATOP procedures for transfer or otherwise) of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Bell Sports. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Debentures will be determined by Bell Sports, in its sole discretion, which determination shall be final and binding.

  Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Debentures tendered by book-entry transfer, by credit to the account at DTC), and checks for payments of the Tender Offer Consideration, as the case may be, to be made in connection with the Tender Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Debentures representing principal amounts not tendered or not accepted for purchase and checks for payments of the Tender Offer Consideration to be made in connection with the Tender Offer be delivered to the undersigned at the address(es) shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Debentures be delivered to, and checks for payments of the Tender Offer Consideration to be made in connection with the Tender Offer be issued in the name(s) of, and be delivered to, the person(s) at the addresses so indicated. The undersigned recognizes that Bell Sports has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Debentures from the name of the registered Holder(s) thereof if Bell Sports does not accept for purchase any of the principal amount of such Debentures so tendered.

                                PLEASE SIGN HERE
            (TO BE COMPLETED BY ALL TENDERING HOLDERS OF DEBENTURES REGARDLESS OF WHETHER DEBENTURES ARE BEING PHYSICALLY DELIVERED HEREWITH)

   This Letter of Transmittal must be signed by the registered Holder(s) of Debentures exactly as their name(s) appear(s) on certificate(s) for Debentures or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Debentures, or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Debentures or by bond powers transmitted with this Letter of Transmittal. Endorsements on Debentures and signatures on bond powers by Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Bell Sports of such person's authority to so act. See Instruction 3 below.

 X
  ----------------------------------------------------------------------------

 X
  ----------------------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signatory

 Dated:                           , 1998

 Name(s):
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
                                 (Please Print)

 Capacity:
     -----------------------------------------------------------------------

 Address:
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
                              (Including Zip Code)

 Area Code and Telephone No.:
                     ---------------------------------------------------------

 Tax Identification or Social Security No.:
                            --------------------------------------------------

           (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN)
                  MEDALLION SIGNATURE GUARANTEES, IF REQUIRED
                           (SEE INSTRUCTION 3 BELOW)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

 ------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

 ------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                             Eligible Institution)

 ------------------------------------------------------------------------------
                             (Authorized Signature)

 ------------------------------------------------------------------------------
                                 (Printed Name)

                                                             [affix Medallion
                                                              Guarantee Stamp
                                                                   here]
 Dated:                      , 1998

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 2, 3, 4 AND 6)          (SEE INSTRUCTIONS 2, 3, 4 AND 6)


   To be completed ONLY if                   To be completed ONLY if
 certificates for Debentures in a          certificates for Debentures in a
 principal amount not tendered or          principal amount not tendered or
 not accepted for purchase are to          not accepted for purchase or
 be issued in the name of, or              checks for the Tender Offer
 checks for the Tender Offer               Consideration are to be sent to
 Consideration are to be issued to         someone other than the person or
 the order of, someone other than          persons whose signature(s)
 the person or persons whose               appear(s) within this Letter of
 signature(s) appears within this          Transmittal (a "Recipient") or to
 Letter of Transmittal (the                an address different from that
 "Beneficiary") or if Debentures           shown in the box entitled
 tendered by book-entry transfer           "Description of Debentures"
 that are not accepted for                 within this Letter of
 purchase are to be credited to an         Transmittal.
 account maintained at DTC other
 than the one designated above
 (the "Account Party"). Any such
 Beneficiary or Account Party must
 complete a Substitute Form W-9.

                                           Mail:[_] Debentures
                                                [_] Checks

                                                 (CHECK AS APPLICABLE)



                                           Name _____________________________
 Issue:[_] Debentures                                (PLEASE PRINT)
    [_] Checks                             Address __________________________

                                           __________________________________
       (CHECK AS APPLICABLE)                           (ZIP CODE)

 Name _____________________________
           (PLEASE PRINT)
 Address __________________________
 __________________________________
             (ZIP CODE)
 __________________________________
   (TAX IDENTIFICATION OR SOCIAL
           SECURITY NO.)
  (SEE SUBSTITUTE FORM W-9 HEREIN)

   Credit unpurchased Debentures
 by book-entry to the DTC account
 set forth below:

 __________________________________
        (DTC ACCOUNT NUMBER)

 DTC Account Name:

 __________________________________

                                 INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR DEBENTURES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender Debentures in the Tender Offer, physical delivery of certificates for Debentures or a confirmation of any book-entry transfer into the Depositary's account with DTC of Debentures tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. The Depositary and DTC have confirmed that the Tender Offer is eligible for ATOP. Accordingly, DTC participants may electronically transmit their acceptance of the Tender Offer by causing DTC to transfer Debentures to the Depositary in accordance with DTC's ATOP procedures for transfer. DTC will then send an Agent's Message (as defined in the Offer to Purchase) to the Depositary. The method of delivery of this Letter of Transmittal, Debentures and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. No alternative, conditional or contingent tenders of Debentures will be accepted. HOLDERS DESIRING TO TENDER DEBENTURES ON THE EXPIRATION DATE SHOULD NOTE THAT SUCH HOLDERS MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF THE ATOP PROCEDURES DURING THE NORMAL BUSINESS HOURS OF DTC ON THAT DATE. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND THE DEBENTURES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO BELL SPORTS, THE TRUSTEE, THE INFORMATION AGENT OR THE DEALER MANAGER. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  If a Holder desires to tender Debentures pursuant to the Tender Offer and
(a) certificates representing such Debentures are not lost but are not immediately available, (b) time will not permit this Letter of Transmittal, certificates representing such Debentures and all other required documents to reach the Depositary on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, a tender may be effected if all the following are complied with:

    (a) such tender is made by or through an Eligible Institution;

    (b) on or prior to the Expiration Date, the Depositary has received from such Eligible Institution at one of the addresses of the Depositary set forth on the first page of this Letter of Transmittal, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Offer to Purchase, setting forth the name(s) and addressees of the registered Holder(s) and the principal amount of Debentures being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the applicable Letter of Transmittal properly completed and validly executed (or a manually signed facsimile thereof or Agent's Message in lieu thereof), together with certificates representing the Debentures (or confirmation of book-entry transfer of such Debentures into the Depositary's account with DTC) and any other documents required by the Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Depositary; and

    (c) this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees or Agent's Message in lieu thereof, together with certificates for all Debentures in proper form for transfer (or confirmation of book-entry transfer of such Debentures into the Depositary's account with DTC), and any other required documents are received by the Depositary within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery.

  Tenders of Debentures may be validly withdrawn at any time on or prior to the Expiration Date. Holders who wish to exercise their right of withdrawal with respect to the Tender Offer must give written notice of withdrawal delivered by mail, hand delivery or manually signed facsimile transmission, which notice must be received by the Depositary at one of its addresses set forth on the first page of this Letter of Transmittal on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the Debentures to be withdrawn (the "Depositor"), the name in which the Debentures are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Debentures), if different from that of the Depositor, and the principal amount of Debentures to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Debentures) to the Depositary, the name of the Holder and the certificate number or numbers relating to such Debentures withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Debentures (or, in the case of Debentures transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Debentures). The notice of withdrawal must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantees), or be accompanied by evidence satisfactory to Bell Sports that the person withdrawing the tender has succeeded to be the beneficial owner of such Debentures. Withdrawals of tendered Debentures may not be rescinded and any Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. However, validly withdrawn Debentures may be retendered by following the procedures therefor described in the Offer to Purchase at any time on or prior to the Expiration Date.

  2. PARTIAL TENDERS. Tenders of Debentures pursuant to the Tender Offer will be accepted only in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Debentures evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Debentures" herein. The entire principal amount represented by the certificates for all Debentures delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures is not tendered or not accepted for purchase, Debentures representing such untendered or unaccepted amount will be sent (or if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Debentures are accepted for purchase.

  3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing, as the owner of the Debentures.

  If any of the Debentures tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

  If this Letter of Transmittal is signed by the Holder, and the certificates for any principal amount of Debentures not tendered or not accepted for purchase are to be issued (or if any principal amount of Debentures that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the Holder, and checks for payments of the Tender Offer Consideration to be made in connection with the Tender Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Debentures, nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Holder), the Holder either must properly endorse the certificates for Debentures tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Debentures, and, with respect to a DTC participant whose name appears on a security position listing as the owner of Debentures, exactly as the name(s) of the participants appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

  If this Letter of Transmittal or any certificates for Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting, in a fiduciary, or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to Bell Sports of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on certificates for Debentures and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

  No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Debentures tendered herewith (or by a DTC participant whose name appears on a security position listing as the owner of Debentures) and the payment of the Tender Offer Consideration is to be made, or if any Debentures for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder(s) (or, if tendered by a DTC participant, any Debentures for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Debentures are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers accompanying Debentures must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

  4. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Debentures for principal amounts not tendered or not accepted for purchase or checks for payment of the Tender Offer Consideration to be made in connection with the Tender Offer are to be issued or sent, if different from the name and address of the registered or acting Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not tendered or not accepted for purchase will be returned to the registered or acting Holder of the Debentures tendered. Any Holder tendering by book-entry transfer may request that Debentures not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Payment Instructions." If no such instructions are given, any such Debentures not tendered or not accepted for purchase will be returned by crediting the DTC account designated above.

  5. SUBSTITUTE FORM W-9. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN") and federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Debentures purchased pursuant to the Tender Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN, thereafter the Depositary will withhold 31% on all such payments of the Tender Offer Consideration until a TIN is provided to the Depositary.

  6. TRANSFER TAXES. Bell Sports will pay all transfer taxes applicable to the purchase and transfer of Debentures pursuant to the Tender Offer, except in the case of deliveries of certificates for Debentures for principal amounts not tendered or not met that are registered or issued in the name of any person other than the registered or acting Holder of Debentures tendered thereby.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  7. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Debentures will be determined by Bell Sports, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL NOT BE CONSIDERED VALID. Bell Sports reserves the absolute right to reject any or all tenders of Debentures that are not in proper form or the acceptance of which would, in Bell Sports' opinion, be unlawful. Bell Sports also reserves the right to waive any defects, irregularities or conditions of tender as to particular Debentures. Bell Sports' interpretations of the terms and conditions of the Tender Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Debentures must be cured within such time as Bell Sports determines, unless waived by Bell Sports. Tenders of Debentures shall not be deemed to have been made until all defects or irregularities have been waived by Bell Sports or cured. All tendering Holders, by execution of this Letter of Transmittal or a manually signed facsimile hereof, waive any right to receive notice of the acceptance of their Debentures for purchase. None of Bell Sports, the Depositary, the Dealer Manager, the Information Agent, the Trustee or any other person will be under any duty to give notice of any defects or irregularities in tenders of Debentures, or will incur any liability to Holders for failure to give any such notice.

  8. WAIVER OF CONDITIONS. Bell Sports expressly reserves the absolute right, in its sole and absolute discretion, to amend or waive any of the conditions to the Tender Offer in the case of any Debentures tendered, in whole or in part, at any time and from time to time.
  9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR DEBENTURES. Any Holder whose certificates for Debentures have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth in the Offer to Purchase.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Debentures and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Manager whose address and telephone number appear below. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or nominee for assistance concerning the Tender Offer.

                           IMPORTANT TAX INFORMATION

  Under federal income tax laws, a Holder whose tendered Debentures are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to Debentures purchased pursuant to the Tender Offer may be subject to backup withholding.

  Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A Substitute Form W-9 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A foreign person may qualify as an exempt recipient by submitting to the Depositary, in lieu of a substitute Form W-9, a properly completed Internal Revenue Service Form W-8 signed under penalties of perjury, attesting to that Holder's exempt status.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments with respect to Debentures purchased pursuant to the Tender Offer, the Holder is required to provide the Depositary with either (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (ii) otherwise establish an adequate basis for exemption from backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Holder is required to give the Depositary its TIN (e.g., social security number or employer identification number). If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                  PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK


                        PART 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
                        CERTIFY BY SIGNING AND         Social Security Number
                        DATING BELOW.                            OR

 SUBSTITUTE
 FORM W-9


                                                       ----------------------

 PAYER'S REQUEST                                       Employer Identification
 FOR TAXPAYER                                                  Number
 IDENTIFICATION        --------------------------------------------------------
 NUMBER ("TIN")         PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                        CERTIFY THAT:
                        (1) The number shown on this form is my correct
                          Taxpayer Identification Number (or I am waiting a number to be issued to me) and
                       --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--You must
                        cross out item (2) in Part 2 above if you have been notified by the IRS that you were subject to backup withholding. If you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
                        (2) I am not subject to backup withholding because
                          (i) I am exempt from backup withholding,

                                                                     PART 3--
                        (ii) I have not been notified by the Internal Revenue
                          Service ("IRS") that I am subject to backup withholding as result of a failure to report all interests or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                                                                     Awaiting
                                                                     TIN [_]

                        SIGNATURE                DATE      , 1998



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
    PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 SIGNATURE ____________________________________________  DATE:         , 1998

 Name (Please Print) ______________________________

  Any requests for additional copies of this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent at the address and telephone number set forth below.

                The Information Agent for the Tender Offer is:

                      [LOGO OF GEORGESON & COMPANY INC.]
                               Wall Street Plaza
                           New York, New York 10005
                 Banks and Brokers call collect (212) 440-9800
                        Call Toll Free: 1-800-223-2064

  Any questions or requests for assistance may be directed to the Dealer Manager at the address and telephone number set forth below or at such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Tender Offer.

                  The Dealer Manager for the Tender Offer is:

                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION
                           2121 Avenue of the Stars
                                  Suite 3000
                         Los Angeles, California 90067
                         (310) 282-6158 (call collect)
                         (310) 282-5516 (call collect)